UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 22, 2015

NUGENE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-192997	46-3999052
(Commission File Number)	(IRS Employer Identification No.)

720 Paularino Avenue, Costa Mesa, California 92626
(Address of Principal Executive Offices)

(714) 641-2640
(Registrant's Telephone Number, Including Area Code)

Bling Marketing, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 16, 2015 we changed our Company’s name from Bling Marketing, Inc. to NuGene International, Inc. by filing a Certificate of Amendment with the Secretary of State of Nevada. A copy of the Certificate of Amendment is attached to our report on Form 8-K filed with the Commission January 6, 2015, as Exhibit 3.2.

Item 8.01    Other Items

Forward Stock Split, Name Change, Trading Symbol Change, CUSIP

On December 26, 2014 our board of directors approved a stock split (“Stock Split”) in the form of a stock dividend to holders of our common stock as of that date.  Pursuant to that action we undertook to provide each shareholder recipient of the stock dividend with 14.04 additional shares of common stock for every share of common stock held.  We subsequently submitted an application to the Financial Industry Regulatory Association [FINRA] on January 5, 2015 whereby we requested approval to (i) change our name from Bling Marketing Inc. to NuGene International, Inc., (ii) implement our Stock Split, and (iii) change our current trading symbol to one which we believe should be more suited to our name and new business. On January 22, 2015 we were advised that FINRA would announce the below listed corporate actions requested by us:

•	15.04-1 Forward Split mailed out directly to shareholders
•	Shareholders will receive a stock dividend of 14.04 additional shares for each one share held, resulting in 15.04 total shares
•	Forward Split Record Date: January 17, 2015
•	Forward Split Payment Date: January 26, 2015
•	Daily List Announcement Date: January 23, 2015
•	New Name: NuGene International, Inc.
•	New Symbol: NUGN
•	New CUSIP: 67052F102
•	Daily List Announcement Date: February 2, 2015
•	Market Effective Date: February 3, 2015

Our wholly owned and sole operating subsidiary, NuGene, Inc. was formed in 2006 as a California corporation, by M. Ali Kharazmi and M. Saeed Kharazmi, M.D., our two directors. Our subsidiary is a licensee of kathy Ireland Worldwide, Inc. whereby Kathy Ireland, who is also a shareholder, acts as our brand ambassador and whereby we have licensed the rights to utilize trademarks, and rights to the name, likeness and visual representation of Kathy Ireland in connection with our cosmeceutical line of products containing human adipose stem cell derived or containing biologically derived ingredients. Following the forward split there are approximately 39,197,400 shares of our common stock and 1,917,720 shares of Series A Preferred Stock outstanding, respectively. M. Ali Kharazmi and M. Saeed Kharazmi are brothers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NuGene International, Inc.

Date: January 30, 2015	By:	/s/ M. Ali Kharazmi
M. Ali Kharazmi
Chief Executive Officer